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                                                                      Exhibit 5
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
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[LINCOLN FINANCIAL             MULTI-FUND(R) 5 RETIREMENT             THE LINCOLN NATIONAL LIFE
 GROUP(R) LOGO]                         ANNUITY                            INSURANCE COMPANY
                              VARIABLE ANNUITY APPLICATION                     (COMPANY)
                                                                          FORT WAYNE, INDIANA
---------------------------------------------------------------------------------------------------------
All sections must be completed. Please type or print. ANY ALTERATIONS TO THIS APPLICATION MUST BE
INITIALED BY THE CONTRACT OWNER.

1a  CONTRACT OWNER  Maximum age of Contract Owner is 85. If Trust is owner, trust documents are required.
---------------------------------------------------------------------------------------------------------

Name (First, Middle Initial, Last)                     Social Security Number/TIN

-------------------------------------------------- -----------------------------------    _ Male _ Female
Street Address (Physical Street Address required)      Date of Birth

-------------------------------------------------- ------------------------------------------------------
City State Zip                                         Home Telephone Number

-------------------------------------------------- ----------------------------------- Is Trust revocable*
Trustee Name*                                          Date of Trust*                        __ Yes __ No

1b JOINT CONTRACT OWNER Maximum age of Joint Contract Owner is 85.
---------------------------------------------------------------------------------------------------------

-------------------------------------------------- ------------------------------------------------------
Name (First, Middle Initial, Last)                     Social Security Number/TIN

-------------------------------------------------- __ Male __  Female   __ Spouse   __ Non-Spouse
Date of Birth

2a ANNUITANT (If no Annuitant is specified, the Contract Owner, or Joint Owner is younger, will be the
              Annuitant.)  Maximum age of Annuitant is 85.
---------------------------------------------------------------------------------------------------------

-------------------------------------------------- ------------------------------------------------------
Name (First, Middle Initial, Last)                     Social Security Number/TIN

-------------------------------------------------- -----------------------------------    _ Male _ Female
Street Address (Physical Street Address required)      Date of Birth

-------------------------------------------------- ------------------------------------------------------
City State Zip                                         Home Telephone Number

2b CONTINGENT ANNUITANT Maximum age of Contingent Annuitant is 85
---------------------------------------------------------------------------------------------------------

-------------------------------------------------- ------------------------------------------------------
Name (First, Middle Initial, Last)                     Social Security Number/TIN

3  BENEFICIARIES (Share percentage must equal 100%. State beneficiaries full legal name. List additional beneficiaries in Section 7.
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                                                                                                         %
------------------------------------------ -------------------------------- ------------- --------- -----
Full Legal Name __ Primary __ Contingent   Relationship to Contract Owner   Date of Birth SSN/TIN

---------------------------------------------------------------------------------------------------------
Beneficiary Address (Physical Street Address required)
                                                                                                         %
------------------------------------------ -------------------------------- ------------- --------- -----
Full Legal Name __ Primary __ Contingent   Relationship to Contract Owner   Date of Birth SSN/TIN

---------------------------------------------------------------------------------------------------------
Beneficiary Address (Physical Street Address required)
                                                                                                         %
------------------------------------------ -------------------------------- ------------- --------- -----
Full Legal Name __ Primary __ Contingent   Relationship to Contract Owner   Date of Birth SSN/TIN

---------------------------------------------------------------------------------------------------------
Beneficiary Address (Physical Street Address required)

Lincoln Financial Group is the marketing name for Lincoln National Corporation and its affiliates.   Page 1 of 3
ANF06747
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4 TYPE OF CONTRACT (only choose one)
------------------------------------

__ NONQUALIFIED: (Do NOT select plan type)
__ TAX-QUALIFIED (Must complete plan type)
PLAN TYPE (CHECK ONE):  __ Roth IRA  __ Traditional IRA    __ SEP  __ 401(k)*
                        __ 401(a)*   __ 457(f) Executive Benefit*  __ 457(f) Government/Nonprofit*
                        __ Other_________________________________________
*Additional Qualified Retirement Plan Hold Harmless Agreement Required.
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5 TELEPHONE/INTERNET AUTHORIZATION (Check box if this option is not desired.)

I/We hereby authorize and direct the Company to accept instructions via telephone or the internet from any person including my/our registered representative who can furnish proper identification to exchange units from sub account to sub account, change the allocation of future investments, and/or clarify any unclear or missing administrative information contained on the application at the time of issue. I/We agree to hold harmless and indemnify the Company and its affiliates and any mutual fund managed by such affiliates and their directors, trustees, officers, employees and agents for any losses arising from such instructions.

If you DO NOT want Telephone/Internet Authorization check this box __

6 REPLACEMENT Must complete this section

What is the total amount of annuities and all inforce insurance on your life? (Please list in the box below.)
If none, check this box: __

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
COMPANY    FACE AMOUNT        POLICY/CONTRACT    ISSUE DATE    REPLACEMENT OR    CHECK HERE IF
           (LIFE INSURANCE    NUMBER             (MM/DD/YY)    CHANGE OF         1035EXCHANGE
           ONLY)                                               POLICY/OWNER
--------  -----------------  -----------------  ------------  ----------------  ---------------
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7 ADDITIONAL REMARKS
_______________________________________________________________________________
_______________________________________________________________________________
_______________________________________________________________________________
_______________________________________________________________________________
_______________________________________________________________________________


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8 DECLARATIONS AND SIGNATURES
-----------------------------

Residents of all states except Virginia and Washington, please note: Any person who knowingly, and with intent to defraud any insurance company or other person, files or submits an application or statement of claim containing any materially false or deceptive information, or conceals, for the purpose of misleading, information concerning any fact material thereto, commits a fraudulent insurance act, which is a crime and may subject such person to criminal and civil penalties.

All statements made in this application are true to the best of my/our knowledge and belief, and I/we agree to all terms and conditions as shown. I/WE ACKNOWLEDGE RECEIPT OF A CURRENT PROSPECTUS AND VERIFY MY/OUR UNDERSTANDING THAT ALL PAYMENTS AND VALUES PROVIDED BY THE CONTRACT, WHEN BASED ON INVESTMENT EXPERIENCE OF THE VARIABLE ACCOUNT, ARE VARIABLE AND NOT GUARANTEED AS TO DOLLAR AMOUNT. I/We understand that all payments and values based on the fixed account are subject to an interest adjustment formula that may increase or decrease the value of any transfer, partial surrender, or full surrender from the fixed account made prior to the end of a guaranteed period. Under penalty of perjury, the Contract Owner(s) certifies that the Social Security (or taxpayer identification) number(s) is correct as it appears in this application.

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---------------------------- -------------------------------------------------------- -------------
SIGNATURE OF CONTRACT OWNER  SIGNATURE OF JOINT CONTRACT OWNER (IF APPLICABLE)        DATE

----------------------------- -------------------------------------------------
Dated at (City and State)     Dated at (City and State)

------------------------------------------------------------------------------------- -------------
SIGNATURE OF ANNUITANT (ANNUITANT MUST SIGN IF CONTRACT OWNER IS TRUST OR CUSTODIAN.) DATE
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9 REPRESENTATIVE'S SIGNATURE
----------------------------

Does the applicant have any existing life insurance policies or annuity contracts? __ Yes __ No

Will the proposed contract replace any existing annuity or life insurance?__ Yes __ No

The representative hereby certifies he/she witnessed the signature(s) in
Section 8 and that all information contained in this application is true to the best of his/her knowledge and belief. The representative also certifies that he/she has used only Company approved sales materials in conjunction with the sale and copies of all sales materials were left with the applicant(s). Any electronically presented sales material shall be provided in printed form to the applicant no later than at the time of the policy or the contract delivery.

----------------------------------------  -------------------------------------
Signature of Registered Representative    Registered Representative SS#


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